--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 1, 1998

                 CB COMMERCIAL REAL ESTATE SERVICES GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                       001-12231                    52-1616016
 (STATE OR OTHER JURISDICTION      (COMMISSION FILE NUMBER)           (IRS EMPLOYER
      OF INCORPORATION)                                            IDENTIFICATION NO.)

            533 SOUTH FREMONT AVENUE, LOS ANGELES, CALIFORNIA 90071
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (213) 613-3123

                                      N/A
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 5. OTHER EVENTS.

  On May 1, 1998, CB Commercial Real Estate Services Group, Inc. issued a press release announcing that during the week of May 4, 1998 it plans to file with the Securities and Exchange Commission a prospectus supplement to its omnibus shelf registration statement in conjunction with a proposed offering of $200 million aggregate principal amount of Senior Subordinated Notes. The press release is filed as an exhibit hereto.

  On May 5, 1998, CB Commercial Real Estate Services Group, Inc. issued a press release announcing its results of operations for the quarter ended March 31, 1998. The press release is filed as an exhibit hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  (b) CB Commercial Real Estate Services Group, Inc. Unaudited Pro Forma Financial Statements for the year ended December 31, 1997.

  (c) The following is furnished as exhibits to this report:

    99.1 Press release dated May 1, 1998 issued by CB Commercial Real Estate Services Group, Inc.

    99.2 Press release dated May 5, 1998 issued by CB Commercial Real Estate Services Group, Inc.

                CB COMMERCIAL REAL ESTATE SERVICES GROUP, INC.

                   UNAUDITED PRO FORMA FINANCIAL STATEMENTS

  The accompanying pro forma financial statements give effect to the following: (a) inclusion of the operations of Koll Real Estate Services, Inc. ("Koll"), for unaudited pro forma statement of operations purposes, for the first eight months of the year to reflect the acquisition of Koll by CB Commercial Real Estate Services Group, Inc. (the "Company") as if the acquisition had occurred on January 1, 1997, and (b) the purchase of the Company's outstanding preferred stock which occurred in the first quarter of 1998, as if it had occurred on December 31, 1997 for unaudited pro forma balance sheet purposes and as if it had occurred on January 1, 1997 for unaudited pro forma statement of operations purposes. The historical financial information of the Company was derived from the audited financial statements for the year ended December 31, 1997 included in the Company's 1997 Annual Report on Form 10-K. The historical financial information for Koll was derived from Koll's unaudited, internally prepared financial statements for the eight-month period ended August 31, 1997.

  The pro forma adjustments are based upon currently available information and upon certain assumptions that management believes are reasonable. There can be no assurance that the actual effects will not differ significantly from the pro forma adjustments reflected in the pro forma financial statements. The pro forma financial statements are not necessarily indicative of future statement of financial position, results of operations or results that might have been achieved if the transactions had been consummated as of the dates indicated above.

                CB COMMERCIAL REAL ESTATE SERVICES GROUP, INC.

                  UNAUDITED PROFORMA STATEMENT OF OPERATIONS

                     FOR THE YEAR ENDED DECEMBER 31, 1997
                   (DOLLARS IN 000'S, EXCEPT PER SHARE DATA)

                              CB
                          COMMERCIAL KOLL EIGHT
                          HISTORICAL   MONTHS
                          YEAR ENDED   ENDED                                              CB
                           DECEMBER  AUGUST 31,  PRO FORMA               PRO FORMA    COMMERCIAL
                           31, 1997     1997    ADJUSTMENTS   SUBTOTAL  ADJUSTMENTS   PRO FORMA
                          ---------- ---------- -----------   --------  -----------   ----------
Revenues................  $  730,224  $ 87,687                $817,911                $  817,911
Commissions, fees and
 other incentives.......     365,705    17,656                 383,361                   383,361
Operating,
 administrative and
 other..................     274,447    67,290                 341,737                   341,737
Merger related and other
 non-recurring
charges.................      12,924    19,771                  32,695                    32,695
Depreciation and
 amortization...........      18,060     8,023    (4,500)(a)    26,253                    26,253
                                                   1,464 (b)
                                                   2,910 (c)
                                                     208 (d)
                                                      88 (e)
                          ----------  --------    ------      --------    -------     ----------
Operating income (loss).      59,088   (25,053)      170        33,865        --          33,865
Interest income.........       2,598        96                   2,694                     2,694
Interest expense........      15,780     2,335                  18,115      6,192 (g)     24,307
Minority interest.......                   651                     651                       651
                          ----------  --------    ------      --------    -------     ----------
Income (loss) before
 equity income (loss)
 and provision (benefit)
 for income taxes.......      45,906   (27,943)      170        17,793     (6,192)        11,601
Equity income (loss)....         --        (63)                    (63)                      (63)
                          ----------  --------    ------      --------    -------     ----------
Income (loss) before
 provision for income
 taxes..................      45,906   (28,006)      170        17,730     (6,192)        11,538
Provision (benefit) for
 income taxes...........      20,558    (8,443)     (428)(f)    11,687     (2,477)(h)      9,210
                          ----------  --------    ------      --------    -------     ----------
Income (loss) from
 continuing operations..  $   25,348  $(19,563)   $ (258)     $  6,043    $(3,715)    $    2,328
                          ==========  ========    ======      ========    =======     ==========
Income applicable to
 common shareholders....  $   21,348                                                  $    2,328(j)
                          ==========                                                  ==========
Per share data:
 Basic earnings per
  share.................  $     1.40                                                  $     0.12(j)
                          ==========                                                  ==========
 Weighted average
  shares................  15,237,914                                                  18,634,811(i)
                          ==========                                                  ==========
 Diluted earnings per
  share.................  $     1.33                                                  $     0.12(j)
                          ==========                                                  ==========
 Weighted average
  shares................  15,996,929                                                  19,556,070(i)
                          ==========                                                  ==========

-------
Notes:

(a) Represents reversal of Koll's historical amortization expense.
(b) Represents amortization expense for management agreements assuming a useful life of 10 years.
(c) Represents amortization expense for the Koll goodwill resulting from the transaction using a 30 year estimated useful life.
(d) Represents amortization expense for covenants not to compete.
(e) Represents amortization expense on Koll's investments to amortize the difference between the purchase price allocated to these investments and their underlying net book value.
(f) Represents the net tax effect of the Koll pro forma adjustments.
(g) Represents interest on the borrowings for the preferred stock buyback using a 8.0% interest rate.
(h) Represents tax benefit on pro forma entry at 40%.
(i) Weighted average shares include incremental shares issued in connection with the Koll transaction from the beginning of the year.
(j) Pro forma earnings per share ("EPS") gives effect to the purchase of all of the Company's preferred stock. Accordingly no reduction has been made to income available to common stockholders for the annual dividend on such preferred stock. In addition, pro forma EPS does not reflect the one-time reduction of EPS by approximately $1.70, in connection with such purchase, which amount represents the excess of the purchase price over the carrying value of the preferred stock.

                 CB COMMERCIAL REAL ESTATE SERVICES GROUP, INC.

                        UNAUDITED PROFORMA BALANCE SHEET

                            AS OF DECEMBER 31, 1997
                               (DOLLARS IN 000'S)

                                                CB
                                            COMMERCIAL
                                            HISTORICAL
                                              AS OF                        CB
                                           DECEMBER 31,  PRO FORMA     COMMERCIAL
                                               1997     ADJUSTMENTS    PRO FORMA
                                           ------------ -----------    ----------
                 ASSETS
Cash.....................................   $  47,181                  $  47,181
Receivables..............................      77,734                     77,734
A/R from affiliates......................         --                         --
Deferred taxes...........................       2,890                      2,890
Prepaid expenses.........................       9,819                      9,819
Other....................................      12,789                     12,789
                                            ---------    --------      ---------
  Total current assets...................     150,413         --         150,413
Property, plant and equipment............      50,309                     50,309
Goodwill.................................     196,358                    196,358
Investments and advances.................         --                         --
Other intangible assets..................      43,026                     43,026
Inventoried property.....................       7,355                      7,355
Deferred taxes...........................      34,967                     34,967
Other assets.............................      22,763                     22,763
                                            ---------    --------      ---------
  Total assets...........................   $ 505,191    $    --       $ 505,191
                                            =========    ========      =========
  LIABILITIES AND STOCKHOLDERS' EQUITY
Compensation and employee benefits.......   $  56,389                  $  56,389
Accounts payable & accrued liabilities...      61,345                     61,345
Reserve for bonus and profit sharing.....      33,538                     33,538
Current maturities of long term debt.....       4,949                      4,949
Current portion of capital lease
 obligations.............................       1,655                      1,655
Notes payable to bank....................         --                         --
                                            ---------    --------      ---------
  Total current liabilities..............     157,876         --         157,876
Senior term loans........................     136,551      77,400 (a)    213,951
Inventoried property loan................       7,470                      7,470
Deferred income taxes....................         --                         --
Other long term debt.....................       2,083                      2,083
Other long term liabilities..............      35,768      (5,000)(a)     30,768
                                            ---------    --------      ---------
  Total liabilities......................     339,748      72,400        412,148
Minority interest........................       7,672                      7,672
STOCKHOLDERS' EQUITY
Preferred stock..........................          40         (40)(a)        --
Common stock.............................         188                        188
Additional paid-in capital...............     333,981     (72,360)(a)    261,621
Notes receivable from sale of stock......      (5,956)                    (5,956)
Retained earnings (deficit)..............    (170,208)                  (170,208)
Foreign currency translation (loss) gain.        (274)                      (274)
                                            ---------    --------      ---------
  Total stockholders' equity.............     157,771     (72,400)        85,371
                                            ---------    --------      ---------
  Total liabilities and stockholders'
   equity................................   $ 505,191    $    --       $ 505,191
                                            =========    ========      =========

--------
Notes:

(a) Reflects the purchase of all of the Company's outstanding preferred stock.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          CB COMMERCIAL REAL ESTATE
                                          SERVICES GROUP, INC.

                                                   /s/ Debra Morris
Date: May 5, 1998                         By: _________________________________
                                                        Debra Morris
                                                  Chief Accounting Officer

                                 EXHIBIT INDEX

 EXHIBIT
 NUMBER                         DESCRIPTION OF EXHIBIT
 -------                        ----------------------
  99.1   Press release dated May 1, 1998 issued by CB Commercial Real Estate
         Services Group, Inc.
  99.2   Press release dated May 5, 1998 issued by CB Commercial Real Estate
         Services Group, Inc.